Supplement dated April 14, 2014
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia ETF Trust
Columbia Select Large Cap Growth ETF	3/1/2014
On or about May 30, 2014, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Thomas Galvin, CFA	Senior Portfolio Manager and Head of Focused Large Cap Growth	Co-manager	2011
Richard Carter	Senior Portfolio Manager	Co-manager	2011
Todd Herget	Senior Portfolio Manager	Co-manager	2011
Brian Condon, CFA	Portfolio Manager and Head of Quantitative Strategies	Co-manager	May 2014
Oliver Buckley	Senior Portfolio Manager	Co-manager	May 2014
The rest of the section remains the same.
On or about May 30, 2014, the information under the caption “Principal Investment Strategies” in the “More Information about the Fund” section is hereby superseded and replaced with the following:
Columbia Select Large Cap Growth ETF seeks long-term capital appreciation by investing at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that the investment manager believes have above-average growth prospects. The Fund invests its net assets in common stocks of U.S. companies. These companies have market capitalizations in the range of companies in the Russell 1000® Growth Index (the Index) at the time of purchase (between $1.4 billion and $469.9 billion as of January 31, 2014). The market capitalization range and composition of the companies in the Index are subject to change.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund. The Fund expects to invest in a limited number of companies. The Fund may invest in U.S. securities tied economically to foreign investments, such as American Depositary Receipts. Depositary receipts are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by foreign companies.
The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.
As one aspect of its process, in selecting investments, Columbia Management Investment Advisers, LLC (the Investment Manager) considers, among other factors:
■	overall economic and market conditions; and
■	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.
In this regard, the Investment Manager may sell a security when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.
In addition, the Investment Manager applies a quantitative overlay to the portfolio.
The Fund will not concentrate its assets in any single industry but may from time to time invest more than 25% of its assets in companies conducting business in various industries within an economic sector, including the information technology and technology-related sectors.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance written notice of the change.
On or about May 30, 2014, the portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Thomas Galvin, CFA	Senior Portfolio Manager and Head of Focused Large Cap Growth	Co-manager	2011
Richard Carter	Senior Portfolio Manager	Co-manager	2011
SUP180_10_001_(04/14)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Todd Herget	Senior Portfolio Manager	Co-manager	2011
Brian Condon, CFA	Portfolio Manager and Head of Quantitative Strategies	Co-manager	May 2014
Oliver Buckley	Senior Portfolio Manager	Co-manager	May 2014
Mr. Galvin joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Galvin began his investment career in 1983 and earned an undergraduate degree in finance from Georgetown University and M.B.A. from New York University.
Mr. Carter joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Carter began his investment career in 1993 and earned a B.A. from Connecticut College.
Mr. Herget joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1998. Mr. Herget began his investment career in 1998 and earned a B.S. from Brigham Young University and M.B.A. from the University of Notre Dame.
Mr. Condon joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he was a portfolio manager since 1999. Mr. Condon began his investment career in 1993 and earned a B.A. from Bryant University and an M.S. in finance from Bentley University.
Mr. Buckley joined the Investment Manager in July 2011. From 2000 to 2010, Mr. Buckley was Head of Active Equity for Mellon Capital Management. He began his investment career in 1989 and earned a B.S. and M.S. from Stanford University and an M.B.A. from University of California, Berkeley.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP180_10_001_(04/14)